Exhibit 99.1 MIMEDX Announces Strategic Realignment: Increases Focus on Wound & Surgical Business Expected to Significantly Improve Profitability Suspending Current Activities Associated with Knee Osteoarthritis Program and Disbanding Regenerative Medicine Business Unit Restructuring Expected to Generate Approximately $25 Million in Annualized Savings Raising Expectations to Deliver Mid-Teens Percentage Net Sales Growth During 2023 Management to Host Conference Call Today at 5:30pm ET to Discuss Update MARIETTA, Ga., June 20, 2023 -- MiMedx Group, Inc. (Nasdaq: MDXG) (“MIMEDX” or the “Company”) today announced a strategic realignment designed to focus the Company’s resources on accelerating growth of its Wound & Surgical business, driving profitability and enhancing cash flow generation. As part of this realignment, the Company is suspending all current activities associated with its Knee Osteoarthritis (“KOA”) program and is disbanding its Regenerative Medicine business unit, effective immediately. In connection with today’s announcement, Joseph Capper, MIMEDX Chief Executive Officer ("CEO"), provided the following comments: “After considerable analysis and deliberation, we have determined that it is in MIMEDX’s best interest to update our strategic priorities. Today’s announcement marks the beginning of a new era for MIMEDX – one in which we will be laser-focused on advancing our leadership position in the Wound & Surgical markets. The decision to suspend the KOA program had absolutely nothing to do with the safety or efficacy of our KOA product or our confidence in our team’s ability. “In consultation with experienced advisors, we conducted a thorough review of the relevant factors relating to the KOA market. When the analysis was complete, it was clear that due to changes in the market landscape, the inability to forecast with any precision multiple areas of risk, including regulatory uncertainty, combined with the opportunity cost of the significant capital requirements of the program, the decision to suspend KOA is right for MIMEDX. I want to recognize and thank the entire Regenerative Medicine team for their commitment and service to the Company.

“We expect one-time wind down expenses to be approximately $5 million dollars. On a pro forma basis, assuming the realignment had occurred on January 1, 2023, we expect that it would have added approximately $25 million of Adjusted EBITDA1 for the full year 2023. Suffice it to say, this change will materially improve our operating margins and free cash flow generation, providing much greater growth financing optionality. Since the second quarter is still ongoing, we will not comment on operating results until our next earnings release in early August. However, given our progress to date, we are raising our outlook for full year 2023 net sales percentage growth from the low-double digits to the mid-teens. “With the suspension of KOA, we are now poised to strengthen our position in the Wound & Surgical markets, providing a clear pathway toward continuing to build shareholder value. Today’s realignment also provides us with flexibility necessary to explore opportunities that could broaden our wound management offering. “Our team members at MIMEDX work tirelessly at providing solutions designed to help thousands of people each year navigate some of the most complex wound healing challenges. We excel at and take great pride in helping people recover from their wounds, and we are confident a more streamlined company dedicated to that endeavor is best for patients and investors alike.” Conference Call and Webcast MIMEDX will host a conference call and webcast to discuss today’s announcement beginning at 5:30 pm, Eastern Time. The call can be accessed using the following information: Webcast: Click here U.S. Investors: 877-407-6184 International Investors: 201-389-0877 Conference ID: 13739444 A replay of the webcast will be available for approximately 30 days on the Company’s website at www.mimedx.com following the conclusion of the event. 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures. A reconciliation of certain of these measures to the closest GAAP measures is available on our web site and in our periodic filings with the Securities and Exchange Commission (“SEC”). We are not able to provide a reconciliation of our Adjusted EBITDA financial outlook or guidance or other non-GAAP financial outlook or guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. Such adjustments in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measures in prior periods. The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

Important Cautionary Statement This press release includes forward-looking statements. Statements regarding: (i) expected benefits from the realignment; (ii) anticipated cost savings from and costs of the realignment; (iii) anticipated future sales and sales growth; (iv) our 2023 financial goals and expectations for future financial results, including EBITDA and Adjusted EBITDA, and related margins and cash flow; and (v) our expectations regarding the timing of the realignment. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," “goal,” “outlook,” "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) higher than anticipated costs in connection with the reduction in force and restructuring efforts; (ii) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the reimbursement environment and many other factors; (iii) the Company may change its plans due to unforeseen circumstances, or delays in analyzing and auditing results, and may delay or alter the timeline for future trials, analyses, or public announcements; (iv) our access to hospitals and health care provider facilities could be restricted as a result of the ongoing COVID-19 pandemic or other factors; (v) the results of scientific research are uncertain and may have little or no value; (vi) our ability to sell our products in other countries depends on a number of factors including adequate levels of reimbursement, market acceptance of novel therapies, and our ability to build and manage a direct sales force or third party distribution relationship; (vii) the effectiveness of amniotic tissue as a therapy for particular indications or conditions is the subject of further scientific and clinical studies; and (viii) we may alter the timing and amount of planned expenditures for research and development based on the results of clinical trials and other regulatory developments. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the SEC. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. About MIMEDX MIMEDX is a pioneer and leader in placental biologics, developing and distributing placental tissue allografts to help address unmet clinical needs in multiple sectors of healthcare, including the Advanced Wound Care market as well as in surgical recovery settings. Our products are derived from human placental tissues and processed using our proprietary methods, including the Company’s own PURION® process. We employ Current Good Tissue Practices, Current Good Manufacturing Practices, and terminal sterilization to produce our allografts. MIMEDX has supplied over two million allografts, through both direct and consignment shipments. For additional information, please visit www.mimedx.com. Contact: Matt Notarianni Investor Relations 470.304.7291 mnotarianni@mimedx.com